EXHIBIT 10.37(e)
                            AMENDMENT TO HYDROCARBON
                               EXCHANGE AGREEMENT

        This Amendment to Hydrocarbon Exchange Agreement (this "AMENDMENT") is entered into this 17th day of June 1994, effective August 1, 1993, by and between ENRON OIL & GAS COMPANY ("EOG") and CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP ("CACTUS"). Where the context requires, EOG and Cactus shall be referred to individually as a "PARTY" and collectively as the "PARTIES."

                             W I T N E S S E T H :

        WHEREAS, Cactus and EOG entered into that certain Hydrocarbon Exchange Agreement dated September 25, 1992, as amended by instrument dated effective January 1, 1993 (collectively, the "EXCHANGE AGREEMENT"); and

        WHEREAS, Cactus and EOG desire to amend the Exchange Agreement to change the Index for the Matagorda Point of Receipt;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties mutually agree as follows:

        1. Reference is made to the Exchange Agreement for all purposes. All references in this exchange agreement and this Amendment to the defined term Exchange Agreement or Agreement shall include and refer to the Exchange Agreement as amended by this Amendment. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given to them in the Exchange Agreement.

        2. The Parties hereby agree to amend Exhibit D of the Exchange Agreement to delete the reference to "Texas Eastern Transmission Co.-Texas" under heading "Index" for the Matagorda Point of Receipt and replace it with "Texas Eastern Transmission Co.-South Texas."

        3. Except as amended herein, the Exchange Agreement shall be and remain in force and effect as originally written.


        IN WITNESS WHEREOF, EOG and Cactus have caused this Amendment to be executed this 17th day of June, 1994.


                                                   ENRON OIL & GAS COMPANY

ATTEST:

By: /S/ J. JEFFERS SPENCER                         By:  /S/ ANDREW N. HOYLE
Name:   J. Jeffers Spencer                         Name:    Andrew N. Hoyle
Title:  Assistant Secretary                        Title:   Vice President,
                                                             Marketing

                                                   CACTUS HYDROCARBON 1992-A
                                                   LIMITED PARTNERSHIP
                                                   BY:  ENRON BIG PINEY CORP.,
                                                        GENERAL PARTNER
ATTEST:

By: /S/ JOAN QUICK                                 By: /S/ JERE C. OVERDYKE, JR.
Name:   Joan Quick                                 Name:   Jere C. Overdyke, Jr.
Title:  Contract Admin.                            Title:  Vice President


STATE OF TEXAS               ss.
                             ss.
COUNTY OF HARRIS             ss.

        On this 17th day of June, 1994, before me personally appeared Andrew N. Hoyle, to me personally known, who, being by me duly sworn, did say that he is the Vice President, Mktg. of Enron Oil & Gas Company and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and said Andrew N. Hoyle acknowledged said instrument to be the free act and deed of said corporation.

        Given under my hand and notarial seal.


                                 /S/ MICHELLE GREEN
                                     Michelle Green
                                     Notary Public
                                     My Commission Expires: September 2, 1997

STATE OF TEXAS               ss.
                             ss.
COUNTY OF HARRIS             ss.


        On this 14th day of June 1994, before me personally appeared Jere C. Overdyke, Jr., Vice President, of Enron Piney Corp., General Partner of Cactus Hydrocarbon 1992-A Limited Partnership, known to me to be the person who executed the within Amendment to Hydrocarbons Exchange Agreement on behalf of said corporation, acting as General Partner of said partnership and acknowledged to me that he executed the same for the purposes therein stated.

        Given under my hand and notarial seal.


                                 /S/ BERTHA M. FRAZIER
                                     Bertha M. Frazier
                                     Notary Public
                                     My Commission Expires: 4-19-96